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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 2, 2008
                                                            -----------

                               AmericasBank Corp.
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             (Exact name of registrant as specified in its charter)

            Maryland                      000-22925              52-2090433
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(State or other jurisdiction of         (Commission            (IRS Employer
 incorporation or organization)         File Number)         Identification No.)


500 York Road, Towson, Maryland                                 21204
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(Address of principal executive offices)                      (Zip Code)

                                 (410) 823-0500
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              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
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              APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY  ARRANGEMENTS OF
              --------------------------------------------------------------
              CERTAIN OFFICERS
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         (b)  On May 2, 2008, the Boards of Directors of AmericasBank Corp. (the
"Company") and AmericasBank ("AmericasBank") notified Mark H. Anders of his dismissal from his positions as the President and Chief Executive Officer of the Company and AmericasBank.

         (c) On May 5, 2008, Gary A. Rever, who had been serving as the Executive Vice President and Chief Financial Officer of the Company and AmericasBank, was named Acting President and Chief Executive Officer of the Company and AmericasBank. Mr. Rever, age 55, has served as the Executive Vice President and Chief Financial Officer of AmericasBank since August 4, 2003 and of AmericasBank Corp. since November 13, 2003. Prior to joining AmericasBank, from August 2000 to August 2003, Mr. Rever was the Chief Financial Officer of Avatech Solutions, Inc., a public company that provides design automation and data management solutions for the manufacturing, building design, engineering and infrastructure and facilities management markets. From 1991 to May 1995, Mr. Rever was the Chief Financial Officer of the Towson, Maryland based Bank of Maryland. In that position, Mr. Rever was responsible for all staff functions including operations, human resources, facilities and branch administration. Mr. Rever retained his responsibilities at Bank of Maryland following its sale to Mason-Dixon Bancshares, Inc. in May 1995, and in 1998, consolidated the operating functions of Mason-Dixon's subsidiary banks into Mason-Dixon Business Services, LLC, a service corporation formed to eliminate redundancies and reduce costs. Mr. Rever became President of the service corporation and served in that position through Mason-Dixon's acquisition by BB&T Corporation in July 1999 and until June 2000. From July 1999 until June 2000, Mr. Rever worked to facilitate Mason-Dixon's operations into BB&T Corporation. Mr. Rever has served as a director of AmericasBank Corp. and AmericasBank since July 2004. Mr. Rever is a Certified Public Accountant.

ITEM 8.01     OTHER EVENTS
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         On May 5, 2008, the Company and AmericasBank announced that Ellen R.
Fish has been appointed as Director of Community Banking. For more information, reference is made to the Company's press release dated May 21, 2007, which is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS
              ---------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Not applicable.

         (d)  The following exhibit is filed herewith:

              Exhibit 99.1       Press Release dated May 5, 2008


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 8, 2008                    AmericasBank Corp.
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                                     (Registrant)


                                     By: /s/ A. Gary Rever
                                         ------------------------------------
                                         A. Gary Rever
                                         Acting Chief Executive Officer and
                                         Chief Financial Officer